Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Event

21.	Subsequent Events

On February 27, 2015, our Board declared a cash dividend of $.25 per share that will be paid on April 24, 2015 to shareholders of record at the close of business on April 9, 2015.

In January 2015, we entered into three-year reinsurance agreements with Vitality Re VI Limited, an unrelated insurer. The agreements allow us to reduce our required capital and provide $200 million of collateralized excess of loss reinsurance coverage on a portion of Aetna’s group Commercial Insured Health Care business. The Company’s similar reinsurance agreements with Vitality Re III Limited expired in January 2015.